 Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of LF Capital Acquisition Corp. (the “Company”) on Form 10-Q, for the period ended June 30, 2020 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2020

By:	/s/ Scott Reed
	Name:	Scott Reed
	Title:	Chief Executive Officer (Principal Executive Officer)

By:	/s/ Alberto Bianchinotti
	Name:	Alberto Bianchinotti
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)